UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 24, 2014

                        Commission File Number 333-146627


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                NEVADA                                          26-0582528
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                       Identification Number)

        300 S.C.M. Allen Parkway
               Suite 400
           San Marcos, TX                                         78666
(Address of principal executive offices)                        (Zip Code)

                                 (512) 392-5775
               Registrant's telephone number, including area code

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective October 24, 2014, the Board of Directors of the Company, by mutual agreement, dismissed GBH, CPAs, PC ("GBH") as the Company's independent registered public accounting firm, such dismissal having been approved by the Company's Board of Directors on October 21, 2014.

     GBH was engaged by the Company to audit its financial statements for the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011. The last report issued by GBH on behalf of the Company was August 10, 2012, in connection with the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2011 and no further audit reports have been issued by GBH in connection with the Company's financial statements and no other services were rendered since that time.

     During the period of GBH's engagement as the Company's independent registered public accounting firm, (i) there were no disagreements between the Company and GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of GBH, would have caused GBH to make reference to the matter in a report on the Company's financial statements, other than the audit report did not express an opinion as to the Company's internal control over financial reporting and contained a going concern disclaimer; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided GBH with a copy of the disclosure contained in this Form 8-K and requested that GBH provide the Company with a letter addressed to the Securities and Exchange Commission stating whether GBH agrees with such disclosure. A copy of GBH's letter dated October 23, 2014 is attached as Exhibit
16.1 to this Form 8-K.

     Effective October 24, 2014, the Company engaged MaloneBailey, LLP ("MaloneBailey") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended July 31, 2012 and subsequent reporting periods. During the year ended July 31, 2012, and the subsequent periods through the date of appointment, the Company did not consult with MaloneBailey regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has MaloneBailey provided to the Company a written report or oral advice that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. In addition, during such period, the Company has not consulted with MaloneBailey regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The decision to engage MaloneBailey was approved by the Company's Board of Directors on October 21, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from GBH CPAs, PC to the Securities and Exchange Commission dated October 23, 2014.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: October 24, 2014              By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer

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